EXHIBIT 99.7

Goldman Sachs                                                          GSA_04_09

Stats
---------------------------------
Count: 1122
Schedule Balance:$258,699,745.17
AverageSched Bal:$230,570.18
GrossWAC: 6.572
NetWAC: 6.066
OTERM: 360
RTERM: 358
ATERM: 0
AGE: 2
1ST CAP: 1.50
Periodic CAP: 1.50
MAXRATE: 13.57
MINRATE: 5.44
MTR: 22.98
MARGIN: 5.44
OLTV: 80.00
COLTV: 99.70
FICO: 674.507


Current Rate             Percent
---------------------------------
4.001 - 4.500              0.11
4.501 - 5.000              1.67
5.001 - 5.500              4.43
5.501 - 6.000              7.76
6.001 - 6.500             35.74
6.501 - 7.000             32.69
7.001 - 7.500             10.86
7.501 - 8.000              5.83
8.001 - 8.500              0.91
---------------------------------
Total:                   100.00


Scheduled Balance        Percent
---------------------------------
50,000.01 - 100,000.00     2.29
100,000.01 - 150,000.00   11.07
150,000.01 - 200,000.00   13.65
200,000.01 - 250,000.00   16.69
250,000.01 - 275,000.00    8.85
275,000.01 - 350,000.00   22.53
350,000.01 - 400,000.00   14.43
400,000.01 - 450,000.00    4.10
450,000.01 - 500,000.00    2.75
500,000.01 - 550,000.00    1.01
550,000.01 - 600,000.00    1.37
600,000.01 - 750,000.00    1.26
---------------------------------
Total:                   100.00


Original Term            Percent
---------------------------------
360                      100.00
---------------------------------
Total:                   100.00


RemTerm                  Percent
---------------------------------
356.000                    1.86
357.000                   13.50
358.000                   44.27
359.000                   40.37
---------------------------------
Total:                   100.00


Am WAM                   Percent
---------------------------------
0 - 59                   100.00
---------------------------------
Total:                   100.00


Age                      Percent
---------------------------------
1                         40.37
2                         44.27
3                         13.50
4                          1.86
---------------------------------
Total:                   100.00


States                   Percent
---------------------------------
CA                        58.67
WA                         4.78
AZ                         3.33
CO                         3.56
FL                         2.47
NV                         3.00
MA                         3.19
MN                         2.01
IL                         2.02
OR                         1.41
Other                     15.56
---------------------------------
Total:                   100.00


Original LTV             Percent
---------------------------------
50.001 - 60.000            0.19
60.001 - 70.000            0.21
70.001 - 75.000            0.49
75.001 - 80.000           96.57
80.001 - 85.000            2.35
85.001 - 90.000            0.19
---------------------------------
Total:                   100.00


Combined LTV             Percent
---------------------------------
80.001 - 85.000            0.15
85.001 - 90.000            0.76
90.001 - 95.000            2.53
95.001 - 100.000          96.31
100.001 >=                 0.25
---------------------------------
Total:                   100.00

FICO                     Percent
---------------------------------
580.000 - 619.999          7.97
620.000 - 649.999         16.68
650.000 - 699.999         50.22
700.000 - 749.999         19.82
750.000 - 799.999          5.16
800.000 - 819.999          0.16
---------------------------------
Total:                   100.00


PMI                      Percent
---------------------------------
OLTV <= 80 - NO MI        97.46
OLTV > 80 - NO MI          2.54
---------------------------------
Total:                   100.00


Occupancy Code           Percent
---------------------------------
OWNER OCCUPIED            99.97
SECOND HOME                0.03
---------------------------------
Total:                   100.00


Property Type            Percent
---------------------------------
2-4 FAMILY                 5.23
CONDO                     10.42
MANUFACTURED HOUSING       0.04
PUD ATTACHED               3.12
PUD DETACHED              11.73
SINGLE FAMILY             69.46
---------------------------------
Total:                   100.00


Purpose                  Percent
---------------------------------
CASHOUT REFI               5.63
PURCHASE                  90.13
RATE/TERM REFI             4.24
---------------------------------
Total:                   100.00


Documentation Type       Percent
---------------------------------
FULL DOC                  31.61
LIMITED DOC                2.57
STATED DOC - VOA          65.82
---------------------------------
Total:                   100.00


Interest Only            Percent
---------------------------------
Y                        100.00
---------------------------------
Total:                   100.00

Interest Only Term       Percent
---------------------------------
24.000                    93.78
36.000                     6.22
---------------------------------
Total:                   100.00


Silent                   Percent
---------------------------------
Y                        100.00
---------------------------------
Total:                   100.00


Prepay Flag              Percent
---------------------------------
N                         14.15
Y                         85.85
---------------------------------
Total:                   100.00


Prepay Term              Percent
---------------------------------
 0.000                    14.15
12.000                     3.70
24.000                    76.47
36.000                     5.68
---------------------------------
Total:                   100.00


DTI                      Percent
---------------------------------
10.001 - 20.000            0.76
20.001 - 30.000            4.88
30.001 - 40.000           24.47
40.001 - 50.000           69.81
50.001 - 60.000            0.09
---------------------------------
Total:                   100.00


Conforming               Percent
---------------------------------
CONFORMING                71.34
NON CONFORMING            28.66
---------------------------------
Total:                   100.00


Arm Index                Percent
---------------------------------
6 MONTH LIBOR            100.00
---------------------------------
Total:                   100.00

Margins                  Percent
---------------------------------
1.001 - 1.500              0.14
2.501 - 3.000              0.11
3.001 - 3.500              0.07
3.501 - 4.000              0.17
4.501 - 5.000              0.09
5.001 - 5.500             43.49
5.501 - 6.000             55.62
6.501 - 7.000              0.31
---------------------------------
Total:                   100.00


First Adjustment Cap     Percent
---------------------------------
1.500                    100.00
---------------------------------
Total:                   100.00


Periodic Cap             Percent
---------------------------------
1.500                    100.00
---------------------------------
Total:                   100.00


Max Rate                 Percent
---------------------------------
11.001 - 11.500            0.11
11.501 - 12.000            1.67
12.001 - 12.500            4.43
12.501 - 13.000            7.76
13.001 - 13.500           35.67
13.501 - 14.000           32.76
14.001 - 14.500           10.86
14.501 - 15.000            5.83
15.001 >=                  0.91
---------------------------------
Total:                   100.00


Floor Rate               Percent
---------------------------------
1.001 - 1.500              0.14
2.501 - 3.000              0.11
3.001 - 3.500              0.07
3.501 - 4.000              0.17
4.501 - 5.000              0.09
5.001 - 5.500             43.49
5.501 - 6.000             55.62
6.501 - 7.000              0.31
---------------------------------
Total:                   100.00


Number of Units          Percent
---------------------------------
1                         94.77
2                          5.23
---------------------------------
Total:                   100.00

Product Type             Percent
---------------------------------
2 YEAR ARM                93.78
3 YEAR ARM                 6.22
---------------------------------
Total:                   100.00


Employment Flag          Percent
---------------------------------
N                         79.99
Y                         20.01
---------------------------------
Total:                   100.00


Originator               Percent
---------------------------------
NEWCENTURY               100.00
---------------------------------
Total:                   100.00


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